UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2026

RELMADA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39082	45-5401931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2222 Ponce de Leon Blvd., Floor 3 Coral Gables, FL	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 629-1376

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, $0.001 par value per share	RLMD	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 12, 2026, Relmada Therapeutics, Inc. (the “Company”) issued a press release providing a corporate update and reporting its financial results for the third fiscal quarter ended September 30, 2026. (These results are preliminary and unaudited.) The Company also announced that it would conduct a conference call and audio webcast on Thursday, November 12, 2026, at 4:30 PM EST / 1:30 PM PST, to discuss the update and results. The Company’s complete unaudited financial statements and notes thereto as of, and for the three and nine months ended, September 30, 2026 and 2025, will be contained in its Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission. A copy of this press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

On November 12, 2026, the Company updated its corporate presentation, a copy of which is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including the information set forth in Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1*	Press release dated November 12, 2026, regarding corporate update and third quarter 2026 financial results
99.2*	Corporate Presentation dated November 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2026	RELMADA THERAPEUTICS, INC.

	By:	/s/ Sergio Traversa
	Name:	Sergio Traversa
	Title:	Chief Executive Officer

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